                            Jordan Opportunity Fund

       Supplement Dated October 17, 2006 to Prospectus Dated May 1, 2006

   Effective October 16, 2006, Jordan Opportunity Fund (the "Fund"), a series of the Forum Funds, hereby amends the minimum initial investment amount for traditional and Roth IRA accounts. The previous minimum initial investment amount for IRA accounts was $5,000. The new minimum initial investment amount for such accounts will be $2,000. Accordingly, the Fund is amending the chart on page 17 of the prospectus dated May 1, 2006, to reflect this change. The updated chart is included below.

                                            Minimum Initial Minimum Additional
                                              Investment        Investment
                                            --------------- ------------------
  Standard Accounts........................     $10,000            $500
  Traditional and Roth IRA Accounts........     $ 2,000            $500
  Accounts with Systematic Investment Plans     $ 5,000            $250

                      Please retain for future reference.